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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                February 17, 2004

                                 NETEGRITY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                         1-10139                 04-2911320
(STATE OR OTHER JURISDICTION OF         (COMMISSION            (IRS. EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)         IDENTIFICATION NO.)

                        201 JONES ROAD, WALTHAM, MA 02451
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 890-1700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






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ITEM 5. OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE

    On February 17, 2004, Netegrity, Inc. issued a press release announcing the appointment of Sandra England Bergeron to its Board of Directors. The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETEGRITY, INC.

Date:  February 18, 2004               By: /s/ Regina O. Sommer
                                           -------------------------------------
                                           Regina O. Sommer
                                           Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX

EXHIBIT NO.                                  DESCRIPTION
-----------                                ---------------
  99.1              Press Release of Netegrity, Inc. issued on February 17, 2004




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